UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
       Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): November 14, 2006

                           TRIARC COMPANIES, INC.
             --------------------------------------------------
           (Exact name of registrant as specified in its charter)


           DELAWARE             1-2207                       38-0471180
        -----------------      ----------                 --------------
       (State or Other        (Commission                (I.R.S. Employer
       Jurisdiction of         File Number)               Identification No.)
       Incorporation)

       280 Park Avenue
       New York, NY                                   10017
      -------------------------------------------------------------------------
           (Address of principal executive offices)                  (Zip Code)

         Registrant's telephone number, including area code:   (212)  451-3000

                                  N/A
  -----------------------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events

     On November 14, 2006, Triarc Companies, Inc. (the "Company") announced that the record date for the third and final $0.15 per share installment of its previously announced special cash dividends (aggregating $0.45 per share in total) is December 5, 2006 and that such special cash dividends will be paid on December 20, 2006. The first and second $0.15 installments of the special cash dividends were paid on March 1, 2006, and July 14, 2006, respectively.

     A copy of the press  release  announcing  the foregoing is filed as Exhibit
99.1 to this Current Report on Form 8-K.

Item 9.01.        Financial Statements and Exhibits.

(d)             Exhibits

99.1            Press release of Triarc Companies, Inc. dated November 14, 2006

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TRIARC COMPANIES, INC.


                                         By: /s/ STUART I. ROSEN
                                             ----------------------------------
                                             Stuart I. Rosen
                                             Senior Vice President and
                                             Secretary

Dated:   November 15, 2006






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                                  EXHIBIT INDEX

Exhibit                                     Description

99.1            Press release of Triarc Companies, Inc. dated November 14, 2006